                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2003
                                                         ----------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact Name of Registrant as Specified in Charter)
                              --------------------

            New York                        0-3319               13-1784308
            --------                        ------               ----------
     (State or Other Jurisdiction        (Commission         (IRS Employer
     of incorporation)                   File Number)        Identification No.)

                      One Commerce Park, Valhalla, NY       10595
                      -------------------------------------------
               (Address of Principal Executive Office)  (zip code)

       Registrant's telephone number, including area code: (914) 686-3600

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events
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            On October 10, 2003, the Registrant  announced the  appointment of a new President and CEO and a new Chairman. For additional information,  reference is made to the press  release which is  incorporated  herein by reference and is attached hereto as Exhibit 99.01.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a)   Financial Statements of Business Acquired

                  Not Applicable.

            (b)   Pro Forma Financial Information

                  Not Applicable.

            (c)   Exhibits

                  99.01 Press Release dated October 10, 2003.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DEL GLOBAL TECHNOLOGIES CORP.
                                              -----------------------------
                                                      (Registrant)

Date October 10, 2003                         By: /s/ Suzanne M. Hopgood
     ----------------                             ------------------------------
                                                    Suzanne M. Hopgood
                                                    Chairman

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                                  EXHIBIT INDEX

         Exhibit No.                       Description
         -----------                       -----------

         99.01                  Press Release dated October 10, 2003

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